EXHIBIT 99.1

CASE NAME: LandAmerica Financial Group, Inc. et al.			ACCRUAL BASIS
CASE NUMBER: 08-35994
JUDGE: Kevin R. Huennekens

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: APRIL 30, 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-8) AND
THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE
DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER
(OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ G. William Evans	CHIEF FINANCIAL OFFICER
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY		TITLE

G. WILLIAM EVANS	June 16, 2009
PRINTED NAME OF RESPONSIBLE PARTY		DATE

PREPARER:

/s/ G. William Evans	CHIEF FINANCIAL OFFICER
ORIGINAL SIGNATURE OF PREPARER		TITLE

G. WILLIAM EVANS	June 16, 2009
PRINTED NAME OF PREPARER		DATE

LANDAMERICA FINANCIAL GROUP
NOTES TO THE MONTHLY OPERATING REPORT
MONTH ENDING: APRIL 30, 2009

1.	The accompanying financial statements as presented are not prepared in accordance with Generally Accepted Accounting Principles (“GAAP”).

2.
While the Debtor and its professionals have made every reasonable effort to ensure that the Debtor’s Monthly Operating Reports are accurate and complete, based upon information that was available to them at the time of preparation, inadvertent errors or omissions may exist and the subsequent receipt of information and/or further review and analysis of the Debtor’s books and records may result in changes to financial data and other information contained in the Monthly Operating Reports.  Moreover, because the Monthly Operating Reports contain unaudited information which is subject to further review and potential adjustment, the Debtor and its agents, attorneys and financial advisors cannot guarantee or warrant the accuracy or completeness of the data that is provided herein.

3.
The preparation of the Monthly Operating Reports required the Debtor  and its agents, attorneys and financial advisors to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities and the reported amounts of expenses during the reporting period.  Actual results could differ from those estimates.  Without prior notice, the Debtor may amend its Monthly Operating Reports as it deems necessary and appropriate to reflect material changes, if any, that arise during the pendency of its chapter 11 case.  The Debtor, therefore, reserves the right to amend the Monthly Operating Reports in all respects as may be necessary or appropriate, including, but not limited to, the right to assert offsets or defenses to, or to dispute, any claim reflected on the Monthly Operating Reports.  Furthermore, nothing contained in the Monthly Operating Reports shall constitute a waiver of the Debtor’s rights with respect to its chapter 11 case.

LandAmerica Financial Group, Inc.	ACCRUAL BASIS-1
Balance Sheet
As of April 30, 2009
Case No: 08-35994
($ thousands)

Assets

Cash and cash equivalents	$87,978
Notes:
Fidelity National Title	50,000
Other	12,957

Investments:
Fidelity National Title stock	66,900

Taxes receivable	21,856
Property and equipment	15,442
Title Plants	945
Other assets	64,230
Investments in subsidiaries and consolidated joint ventures	684,298
Intercompany receivable	256,234

Total Assets	$1,260,840

Liabilities

Accounts payable and accrued liabilities	$22,948
Liabilities subject to compromise	493,917

Total Liabilities	516,865

Total Shareholders' Equity	743,975

Total Liabilities and Shareholders' Equity	$1,260,840

LandAmerica Financial Group, Inc.		ACCRUAL BASIS-2
Statement of Operations
Case No: 08-35994
($ thousands)

	Apr 09	Cumulative Case to Date
Revenue
Investment and other income	$628	$1,465
Valuation adjustment related to Fidelity National Title stock	(4,384)	16,836

Total Revenue	(3,756)	18,301

Expenses
General, administrative and other expenses	3,112	17,225
Depreciation and amortization	326	1,670
Interest Expense (1)	-	250
Loss on disposal of subsidiaries (2)	3,013	759,661

Total Expenses	6,451	778,806

Net Gain /(Loss) before income taxes	(10,207)	(760,505)

Income tax	-	3,398

Net Gain/(Loss)	$(10,207)	$(763,903)

Notes:
(1) - Non-cash amortization of deferred financing costs
(2) - Loss related to the sale of the certain subsidiaries to Fidelity National Title Insurance Company ("Fidelity") as part of the Asset Purchase Agreement ($757m) and loss related to the sale of LandAmerica Valuation Corporation stock ($3m).

LandAmerica Finacial Group, Inc.		ACCRUAL BASIS-3
Schedule of Cash Receipts and Disbursements January 2009
For the Month Ending April 30, 2009
Case No: 08-35994
($ thousands)

	Apr '09	Cumulative
Opening Cash and Cash Equivalents

Held for the benefit;
LandAmerica Financial Group, Inc.	$71,889	$2,774
Underwriters	11,778	(9,832)
Retained subsidiaries	20,455	-

Opening Cash	104,122	(7,058)

Cash Receipts

Collections received for the benefit of;
Underwriters[1,3]	6,959	138,020
Retained subsidiaries [2,3]	1,640	38,291

Payment reimbursements by;
Underwriters[1]	4,941	122,125
Retained subsidiaries [2]	6,049	119,024

Proceeds from sale of the Underwriting businesses;
LandAmerica Financial Group, Inc.	-	75,539
Retained subsidiaries [4]	(12,005)	-

Proceeds from sale of LandAmerica Valuation Corporation	202	202

Other Receipts	1,199	8,087

Total Receipts	8,985	501,289

Cash Disbursements

Related to LandAmerica Financial Group, Inc.
Payroll & related expenses	1,127	2,760
Rent & other occupancy costs	446	2,468
Insurance	159	1,284
Leases	200	709
Information Technology & support services	189	189
Payables	320	967
Bankruptcy Professional Fees	3,171	9,129
Other	-	1,419

Total	5,613	18,925

Payments made for the benefit of;
Underwriters[1]	5,635	232,270
Retained subsidiaries [2]	13,882	155,058

Total Disbursements	25,129	406,253

Net Cash Flow	(16,144)	95,036

Ending Cash and Cash Equivalents	$87,978	$87,978

Ending Cash and Cash Equivalents

Held for the benefit;
LandAmerica Financial Group, Inc.	$67,677	$67,677
Underwriters	18,043	18,043
Retained subsidiaries	2,258	2,258

Total	$87,978	$87,978

Notes:
1 - Represents cash activity on behalf of subsidiaries that were acquired by Fidelity on December 22, 2008
2 - Represents cash activity on behalf of subsidiaries that were retained by LandAmerica Financial Group, Inc.
3 - Reflects an adjustment to reclass $6.8 million of prior period collections from the Retained subsidiaries to the Underwriters.
4 - Proceeds were transferred from a LandAmerica Financial Group, Inc. bank account to the bank account of the retained subsidiary that directly owned the stock of the sold subsidiary.

CASE NAME: LandAmerica Financial Group, Inc. et al.	ACCRUAL BASIS-4
CASE NUMBER: 08-35994

		SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT
1.	0-30	-
2.	31-60	-
3.	61-90	-
4.	91+	-
5.	TOTAL ACCOUNTS RECEIVABLE	-
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)	-	-	-	-

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	APRIL 2009

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL
2.	STATE
3.	LOCAL
4.	OTHER	$-	-	-	-	$-
5.	TOTAL TAXES PAYABLE	$-	$-	$-	$-	$-

6.	ACCOUNTS PAYABLE	$-	$-	$-	$-	$10,567,572

STATUS OF POSTPETITION TAXES			MONTH:	APRIL 2009

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY*	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING**	-	667,754	667,754	-
2.	FICA-EMPLOYEE**	-	450,380	450,380	-
3.	FICA-EMPLOYER**	1,107,745	450,440	-	1,558,185
4.	UNEMPLOYMENT	(565,983)	4,110	4,110	(565,983)
5.	INCOME	-	-	-	-
6.	OTHER (ATTACH LIST)	-	-	-	-
7.	TOTAL FEDERAL TAXES	541,762	1,572,684	1,122,244	992,202
STATE AND LOCAL
8.	WITHHOLDING	-	222,922	222,922	-
9.	SDI/UC	-	17,343	17,343	-
10.	SALES	-	-	-	-
11.	EXCISE	-	-	-	-
12.	UNEMPLOYMENT	-	29,391	29,391	-
13.	REAL PROPERTY	-	-	-	-
14.	PERSONAL PROPERTY	-	-	-	-
15.	OTHER (ATTACH LIST)	-	-	-	-
16.	TOTAL STATE & LOCAL	-	269,656	269,656	-
17.	TOTAL TAXES	541,762	1,842,340	1,391,900	992,202

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: LandAmerica Financial Group, Inc. et al.	ACCRUAL BASIS-5
CASE NUMBER: 08-35994

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.
Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

		MONTH:	APRIL 2009
BANK RECONCILIATIONS

		Account #1	Account #2	Account #3
A. BANK:		SEE EXHIBIT A
B. ACCOUNT NUMBER:					TOTAL
C. PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS				$ 87,977,814
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$ -	$ -

CASH

12.	CURRENCY ON HAND	$-

13.	TOTAL CASH - END OF MONTH	$87,977,814

CASE NAME: LandAmerica Financial Group, Inc. et al.	EXHIBIT A
CASE NUMBER: 08-35994	April 30, 2009

G/L Acct #	Bank/Institution	Description	Account Number	Bank Balance	GL Balance	Reconciled as of 04/30/09
Cash
10100	Sun Trust	Business Checking	1000032220310	$184,613	$184,613	Y
10115	Bank of America	Depository Account	4111809057	47,963	47,983	Y
10121	SunTrust	Business Checking	8801884902	928	928	Y
10125	Sun Trust	Business Checking	8800603469	7,771,475	5,598,313	Y
10130	Sun Trust	Business Checking	1000032219734	242,802	242,802	Y
10135	SunTrust	Business Checking	8800731724	60,296	60,296	Y
10145	Bank of America	Disbursement Account	7313701365	506,196	400,965	Y
10150	Citibank	Depository Account	9945360647	399,889	399,889	Y
10172	Wachovia	Business Checking	2000010970173	32,733	32,733	Y
10175	Sun Trust	Business Checking	8800603980	1,595,791	(5,633,730)	Y
10301	Bank of America	Business Checking	480112398	3,475,309	3,330,509	Y

	Total Cash			14,317,995	4,665,302

Cash Equivalents
11254	SunTrust	Ridgeworth Money Mgmt Fund	8801884902-002	7,504,000	7,504,000
11255	Citibank Smith Barney	Money Market Investments	170-09815	75,808,512	75,808,512

	Total Cash Equivalents			83,312,512	83,312,512

Total Cash and Cash Equivalents				$97,630,507	$87,977,814

The following bank accounts were closed as of April 30, 2009.
10140	Sun Trust	Business Checking	1000025408203	-	-
10180	Sun Trust	Business Checking	8800543152	-	-
10203	Bank of America	Depository Account	4128630206	-	-
10205	Wachovia	Business Checking	2079900075562	-	-
10261	Citibank	Depository Account	9945360866	-	-
10280	Wachovia	Business Checking	2000003393987	-	-
10281	Comerica	Business Checking	1851133668	-	-
10282	Wells Fargo	Depository Account	4496797275	-	-
10283	Union Bank of California	Depository Account	9100684400	-	-
10284	Bank of America	Depository Account	4122854745	-	-
10285	PNC	Business Checking	8614967773	-	-
10286	Bank of America	Depository Account	9427836561	-	-
10287	JP Morgan	Depository Account	29096368	-	-
10288	JP Morgan	Business Checking	363152834	-	-
10306	SunTrust	Business Checking	1000025408005	-	-

CASE NAME: LandAmerica Financial Group, Inc. et al.	ACCRUAL BASIS-6
CASE NUMBER: 08-35994

MONTH:	APRIL 2009

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE,
TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.	SEE EXHIBIT B
2.
3.	TOTAL PAYMENTS TO INSIDERS (1)		$ 53,093	$ 147,188

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID * (3)
1.	Williams Mullen			$34,680	$168,874	$29,044
2.	ZolfoCooper			985,470	2,981,754	-
3.	McGuire Woods			612,138	1,868,606	315,168
4.	Willkie Farr			452,548	1,957,867	335,608
5.	Epiq			51,797	291,387	-
6.	Alvarez & Marsal			162,513	680,109	114,604
7.	LeClair Ryan			177,599	467,869	80,465
8.	Bingham McCutchen			664,570	664,570	113,302
9.	TOTAL PAYMENTS TO PROFESSIONALS (2)			$3,141,316	$9,081,037	$988,190

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.		$-	$-	$-
2.
3.	TOTAL	$-	$-	$-

(1)
Effective February 1, 2009, all employees of LandAmerica Financial Group, Inc. (“LFG”) and its affiliates (collectively with LFG, “LandAmerica”) who were previously employed by Lawyer’s Title Insurance Corporation (“LTIC”) became employees of LFG.  All payments referenced were made in accordance with LandAmerica’s cash management system as fully described in LFG’s Motion for Order Authorizing: (A) Continued Use of the Debtor’s Centralized Cash Management System; (B) Maintenance and Continued Use of the Debtor’s Existing Bank Accounts and Business Forms; (C) a Waiver of Certain Operating Guidelines Relating to Bank Accounts; and (D) an Extension of Time for the Debtor to Comply with Section 345 of the Bankruptcy Code and as approved by the Bankruptcy Court’s December 2, 2008 Order Authorizing (A) Continued Use of the Debtor’s Centralized Cash Management System; (B) Maintenance and Continued Use of the Debtor’s Existing Bank Accounts and Business Forms; (C) a Waiver of Certain Operating Guidelines Relating to Bank Accounts; and (D) an Extension of Time for the Debtor to Comply with Section 345 of the Bankruptcy Code (the “LFG Cash Management Order”).

During the month of April 2009, LFG made ordinary course payments for directors' fees and reimbursable expenses of $45,688.  See Exhibit B.  Ordinary course employee salary, benefits, and reimburseable expenses have been excluded.  No other payments have been made to insiders during the reporting period.

(2)
Fees and expenses paid in accordance with Order Under Sections 105(a) and 331 of the Bankruptcy Code Establishing Procedures for Interim Compensation entered December 21, 2008 and/or the respective professionals' retention orders.

(3)
Total incurred and unpaid represents 15% holdback of fees as required per Order Under Sections 105(a) and 331 of the Bankruptcy Code Establishing Procedures for Interim Compensation entered December 21, 2008.

CASE NAME: LandAmerica Financial Group, Inc. et al.	EXHIBIT B
CASE NUMBER: 08-35994	APRIL 2009

Name	Type of Payment	April	Cumulative Case to Date

Janet A. Alpert	Reimbursable Travel Expenses	$-	$566
Janet A. Alpert	Directors' Fees	1,700	6,375
Michael Dinkins	Directors' Fees	-	1,700
Charles Foster	Directors' Fees	-	1,700
John P. McCann	Directors' Fees	6,375	17,850
Dianne M. Neal	Reimbursable Travel Expenses	-	1,268
Dianne M. Neal	Directors' Fees	1,700	5,100
Robert F. Norfleet	Directors' Fees	8,075	22,525
Robert T. Skunda	Directors' Fees	6,375	17,850
Julious P. Smith	Directors' Fees	-	1,700
Thomas G. Snead	Directors' Fees	11,688	28,476
Dr. Eugene P. Trani	Directors' Fees	1,700	6,375
Dr. Eugene P. Trani	Directors' Deferral Plan	4,498	4,498
Gale K. Caruso	Reimbursable Travel Expenses	-	1,302
Gale K. Caruso	Directors' Fees	1,700	7,650
Herbert Wender	Directors' Deferral Plan	2,907	2,907
Marshall B. Wishnack	Reimbursable Travel Expenses	-	1,497
Marshall B. Wishnack	Directors' Fees	6,375	17,850

Total Cash:		$53,093	$147,188

CASE NAME: LandAmerica Financial Group, Inc. et al.		ACCRUAL BASIS-7
CASE NUMBER: 08-35994

	MONTH:	APRIL 2009

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE	X
THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT		X
OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR	X
LOANS) DUE FROM RELATED PARTIES?
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES		X
THIS REPORTING PERIOD?
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE		X
DEBTOR FROM ANY PARTY?
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES		X
PAST DUE?
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS		X
DELINQUENT?
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE		X
REPORTING PERIOD?
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

1.
Pursuant to the Bankruptcy Court's March 20, 2009 Order: (A) Approving Sale of Debtors Stock in LandAmerica Valuation Corporation and Related Stock Purchase Agreement; and (B) Granting Related Relief, LFG sold all of the issued and outstanding stock of LandAmerica Valuation Corporation.

The Debtor initiated various de minimus asset sales for such items as fixed assets and miscelleanous other assets in accordance with the Bankruptcy Court's Order Authorizing and Approving Expedited Procedures for the Sale, Transfer or Abandonement of De Minimus Assets dated April 22, 2009.

2.
Pursuant to the LFG Cash Management Order, the Debtor is authorized to continue using its existing prepetition bank account and cash management system.  All postpetiton disbursements have been in accordance with the LFG’s cash management system and the LFG Cash Management Order.

3.	Intercompany transactions in the ordinary course of business have given rise to postpetition receivables.
12.
Effective February 1, 2009, all employees of LandAmerica who were previously employed by LTIC became employees of LFG.  Pre and Postpetition wages associated with these employees has been paid by LFG in accordance with LandAmerica’s cash management system, the LFG Cash Management Order and the Prepetition Wage Order.

INSURANCE
		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER	X
NECESSARY INSURANCE COVERAGES IN EFFECT?
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
N/A

CASE NAME: LandAmerica Financial Group, Inc. et al.		ACCRUAL BASIS-8
CASE NUMBER: 08-35994

	MONTH:	APRIL 2009

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
Commercial Umbrella $35 mil Primary	Zurich	10/1/08-10/1/09	$109,686	AT INCEPTION
Commercial Umbrella 1st Excess $40mil	FFIC	10/1/08-10/1/09	44,100	AT INCEPTION
Commercial Umbrella 2nd Excess $25mil	Travelers	10/1/08-10/1/09	22,400	AT INCEPTION
Dir & Off $15M Primary	HCC	10/30/08-10/30/09	995,000	AT INCEPTION
Dir & Off $15M 1st Excess	Zurich	10/30/08-10/30/09	845,750	AT INCEPTION
Dir & Off 2nd Excess	CNA PRO	10/30/08-10/30/09	718,887	AT INCEPTION
Dir & Off 3rd Excess	Allied World	10/30/08-10/30/09	611,000	AT INCEPTION
Dir & Off 4th Excess	Arch	10/30/08-10/30/09	611,050	AT INCEPTION
Dir & Off 5th Excess	AIG	10/30/08-10/30/09	514,254	AT INCEPTION
Dir & Off 6th Excess - Side A	Max Bermuda	10/30/08-10/30/09	350,000	AT INCEPTION
Dir & Off 7th Excess - Side A	Ariel Re	10/30/08-10/30/09	160,000	AT INCEPTION
Dir & Off 6-yr ERP Capital Title	St. Paul Mercury Ins Co.	10/06-10/12	239,889	AT INCEPTION
E&O Employed Lawyers	Illinois Union Ins.	11/11/08-11/11/09	91,828	AT INCEPTION
Misc. E&O	Illinois Union Ins.	12/31/08-12/31/09	392,117	AT INCEPTION
Misc. E&O	Assessment Corp	12/31/08-12/31/09	392,117	AT INCEPTION
Misc. E&O	Inspection Services	12/31/08-12/31/09	392,117	AT INCEPTION
Misc. E&O	Search Services	12/31/08-12/31/09	392,117	AT INCEPTION
Misc. E&O	LoanCare	12/31/08-12/31/09	392,117	AT INCEPTION
Misc. E&O	Credit Services	12/31/08-12/31/09	392,117	AT INCEPTION
Misc. E&O	OneStop	12/31/08-12/31/09	392,117	AT INCEPTION
Misc. E&O	Valuation Corporation	12/31/08-12/31/09	392,117	AT INCEPTION
Crime (Primary)	RLI Insurance Company	12/31/08-12/31/09	77,613	AT INCEPTION
Crime (1st Excess)	Westchester Fire	12/31/08-12/31/09	9,000	AT INCEPTION
Crime (2nd Excess)	Liberty Mutual	12/31/08-12/31/09	77,613	AT INCEPTION
Crime (3rd Excess)	U.S. Specialty	12/31/08-12/31/09	77,613	AT INCEPTION
Centennial Bank Fidelity Bond	Chubb	12/31/08-12/31/09	9,000	AT INCEPTION
Fiduciary Primary	Arch Ins. Co.	12/31/08-12/31/09	175,000	AT INCEPTION
Fiduciary Excess	Landmark American Ins. Co.	12/31/08-12/31/09	139,060	AT INCEPTION
Contractors Pollution	Illinois Union Ins.	12/31/08-12/31/09	157,526	AT INCEPTION
Group Personal Excess	Chubb	10/1/08-10/1/09	17,760	AT INCEPTION
Aviation - Commercial	USAIG	11/16/08-11/16/09	27,450	AT INCEPTION
Commercial Package	Lexington	10/1/08-10/1/09	220,860	AT INCEPTION
General Liability	Sentry	10/1/08-10/1/09	80,844	AT INCEPTION
Workers Comp Ded. Monthly Instal.	Sentry	10/1/08-10/1/09	364,708	MONTHLY
Workers Comp Retro Monthly Instal.	Sentry	10/1/08-10/1/09	38,567	MONTHLY
Mortgage Protection	Zurich	10/1/08-10/1/09	500	AT INCEPTION

The following policies were terminated during April 2009.
Auto - MA only	Sentry	10/1/08-10/1/09	7,250	MONTHLY
Auto All Other	Sentry	10/1/08-10/1/09	9,000	AT INCEPTION